SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                FEBRUARY 18, 1999

                           CAPITAL MEDIA GROUP LIMITED
             (Exact name of registrant as specified in its charter)

      NEVADA                    0-21051                            87-0453100
  (State or other          (Commission File                     (I.R.S. Employer
   jurisdiction                 Number)                          Identification
 of incorporation)                                                    No.)

                             2 RUE DU NOUVEAU BERCY
                            94220, CHARENTON, FRANCE
                    (Address of principal executive offices)

     Registrant's telephone number, including area code: 011-33-1-43-53-6999

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Company has been advised that Deloitte & Touche ("Deloitte & Touche"), which has served as the Company's independent auditors since 1995, have resigned as the Company's auditors, effective on February 18, 1999.

         In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, and in the subsequent interim periods preceding Deloitte & Touche's resignation, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report. Deloitte and Touche's audit reports for 1997 and 1996 contained a going concern qualification and a qualification as to the outcome of certain litigation against the Company.

         During the most recent fiscal years and any subsequent interim periods, there has been no reportable event as defined in Regulation S-B 304(a)(1)(B).

         The Company has requested a letter from Deloitte & Touche addressed to the Securities and Exchange Commission stating that Deloitte & Touche agrees with the statements as set forth above. A copy of that letter, dated February 24, 1999, is attached as Exhibit 16 to this Form 8-K.

ITEM 7.  EXHIBIT

(16) Letter from Deloitte & Touche addressed to the Securities and Exchange Commission, dated February 24, 1999.

                                       3
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAPITAL MEDIA GROUP LIMITED

                                       By: /s/ GILLES ASSOULINE
                                           -------------------------------------
                                            Gilles Assouline
                                            Chairman and Chief Executive Officer

Date: February 24, 1999

                                        4
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                                 EXHIBIT INDEX


EXHIBIT        DESCRIPTION
-------        ------------

(16) Letter from Deloitte & Touche addressed to the Securities and Exchange Commission, dated February 24, 1999.

                                       5